UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 11, 2020

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COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 11, 2020, the Compensation Committee of the Board of Directors (the “Committee”) of Covenant Logistics Group, Inc., a Nevada corporation (the “Company”) approved performance-based options to purchase the Company’s Class A common stock (“Options”) to certain of the Company’s management team, including M. Paul Bunn, the Company’s Executive Vice President, Chief Financial Officer, and Secretary, and Samuel F. Hough, the Company’s Executive Vice President - Expedited Operations.

Mr. Bunn received 180,288 Options and Mr. Hough received 60,096 Options. The Options were granted under the Company’s Third Amended and Restated Omnibus Incentive Plan, as amended.

The Options vest (i) 25% if the closing price of the Company’s Class A Common Stock exceeds a certain price for at least 20 consecutive trading days before December 31, 2023, but in no event sooner than November 11, 2021, (ii) 25% if the Company achieves a certain level of freight revenue for the year ended December 31, 2023, (iii) 25% if the Company achieves certain adjusted earnings per share (“EPS”) goals for the three-year period ended December 31, 2023, along with a minimum adjusted EPS goal for the year ended December 31, 2023, and (iv) 25% if the Company achieves certain other adjusted EPS goals for the three-year period ended December 31, 2023. Absent extraordinary circumstances, the Committee does not expect to make additional awards of equity to the recipients for 2020 or 2021.  The vesting of the Options is subject to certain continued employment, acceleration, and forfeiture provisions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: November 13, 2020	By:	/s/ M. Paul Bunn
M. Paul Bunn
Executive Vice President, Chief Financial Officer, and Secretary